UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2016

Date of Report (Date of earliest event reported)

INTERLINK PLUS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-205985	47-3975872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4952 South Rainbow Boulevard, Suite 326 Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

(702) 824-7047

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Unregistered Sales of Equity Securities.

The Company’s CEO Duan Fu has converted 100,000 shares of Series A Convertible Preferred Stock into 10,000,000 shares of Common Stock.  The conversion was finalized by the Company’s transfer agent on November 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINK PLUS, INC.

Dated: November 9, 2016	By:	/s/ Duan Fu
	Name:	Duan Fu
	Title:	Chief Executive Officer

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